                                                                   EXHIBIT 10.20

                       STANDARD FORM OF AGREEMENTS BETWEEN
                            OWNER AND DESIGN/BUILDER

                      AIA DOCUMENT A191 - ELECTRONIC FORMAT
--------------------------------------------------------------------------------
THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

Copyright 1985, (C)1996 The American Institute of Architects, 1735 New York Avenue, NW, Washington, DC 20006-5792. Reproduction of the material herein or substantial quotation of its provisions without permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.
--------------------------------------------------------------------------------

                                  1996 EDITION
                                TABLE OF ARTICLES
                                PART 1 AGREEMENT

1.       Design/Builder
2.       Owner
3.       Ownership and Use of Documents and Electronic data
4.       Time
5.       Payments
6.       Dispute Resolution - Mediation and Arbitration
7.       Miscellaneous Provisions
8.       Termination of the Agreement
9.       Basis of Compensation
10.      Other Conditions and Services

                                PART 2 AGREEMENT

1.       General Provisions
2.       Owner
3.       Design/Builder
4.       Time
5.       Payments
6.       Protection of Persons and Property
7.       Insurance and Bonds
8.       Changes in the Work
9.       Correction of Work
10.      Dispute Resolution - Mediation and Arbitration
11.      Miscellaneous Provisions
12.      Termination of the Agreement
13.      Basis of Compensation
14.      Other Conditions and Services


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AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #1

                       STANDARD FORM OF AGREEMENTS BETWEEN
                            OWNER AND DESIGN/BUILDER

                      AIA DOCUMENT A191 - ELECTRONIC FORMAT
--------------------------------------------------------------------------------
This document comprises two separate Agreements: Part 1 Agreement and Part 2 Agreement before executing the Part 1 Agreement, the parties should reach substantial agreement on this Part 2 Agreement. To the extent referenced in these Agreements, subordinate parallel agreement to A191 consist of AIA Document 4491. Standard Form of Agreements Between Design/Builder and Contractor, and AIA Document B901. Standard Form of Agreements Between Design/Builder and Architect.
--------------------------------------------------------------------------------
                                PART 1 AGREEMENT

                                  1996 EDITION
--------------------------------------------------------------------------------

AGREEMENT
made as of the 26 day of February in the year of 2002
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name and address)
Roger Hurst
8100 Southpark Way, Suite B-1
Littleton, Colorado 80120

and the Design/Builder:
(Name and address)
Urban Construction, Inc.
7437 Village Square Drive, Suite 200
Castle Rock, Colorado  80104

For the following Project:
(Include Project name, location and a summary description)
Aspen Bio Inc.'s new 40,000sf building
Castle Rock, Colorado 80104.
To be comprised of a concrete tilt wall and structural steel frame building.

The architectural services described in Article 1 will be provided by the following person or entity who is lawfully licensed to practice architecture:

(Name and address)     (Registration Number)     Relationship to Design/Builder)
Robert Hooper AIA              14707                       Employee
--------------------------------------------------------------------------------
Normal structural, mechanical and electrical engineering services will be provided contractually through the Architect except as indicated below:

(Name and address)     (Registration Number)     Relationship to Design/Builder)
Robert Hooper AIA              14707                       Employee

not applicable

The Owner and the Design/Builder agree as set forth below:

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AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #2

                     TERMS AND CONDITIONS - PART 1 AGREEMENT


                                    ARTICLE 1
                                 DESIGN/BUILDER

1.1 SERVICES

1.1.1 Preliminary design, budget, and schedule comprise the services required to accomplish the preparation and submission of the Design/Builder's Proposal as well as the preparation and submission of any modifications to the Proposal prior to execution of the Part 2 Agreement.

1.2 RESPONSIBILITIES

1.2.1 Design services required by this Part 1 Agreement shall be performed by qualified architects and other design professionals. The contractual obligations of such professional persons or entities are undertaken and performed in the interest of the Design/Builder.

1.2.2 The agreements between the Design/Builder and the persons or entitles identified in this Part 1 Agreement, and any subsequent modifications, shall be in writing. These agreements, including financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

1.2.3 Construction budgets shall be prepared by qualified professionals, cost estimators or contractors retained by and acting in the interest of the Design/Builder.

1.2.4 The Design/Builder shall be responsible to the Owner for acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals, performing any portion of the Design/Builder's obligations under this Part 1 Agreement.

1.2.5 If the Design/Builder believes or is advised by the Architect or by another design professional retained to provide services on the Project that implementation of any instruction received from the Owner would cause a violation of any applicable law, the Design/Builder shall notify the Owner in writing. Neither the Design/Builder nor the Architect shall be obligated to perform any act which either believes will violate any applicable law.

1.2.6 Nothing contained in this Part 1 Agreement shall create a contractual relationship between the Owner and any person or entity other than the Design/Builder.

1.3 BASIC SERVICES

1.3.1 The Design/Builder shall provide a preliminary evaluation of the Owner's program and project budget requirements, each in terms of the other.

1.3.2 The Design/Builder shall visit the site, become familiar with the local conditions, and correlate observable conditions with the requirements of the Owner's program, schedule, and budget.



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #3

1.3.3 The Design/Builder shall review laws applicable to design and construction of the Project; correlate such laws with the Owner's program requirements; and advise the Owner if any program requirement may cause a violation of such laws. Necessary changes to the Owner's program shall be accomplished by appropriate written modification or disclosed as described in Paragraph 1.3.5.

1.3.4 The Design/Builder shall review with the Owner alternative approaches to design and construction of the Project.

1.3.5 The Design/Builder shall submit to the Owner a Proposal, including the completed Preliminary Design Documents, a statement of the proposed contract sum, and a proposed schedule for completion of the Project. Preliminary Design Documents shall consist of preliminary design drawings, outline specifications or other documents sufficient to establish the size, quality and character of the entire Project, its architectural, structural, mechanical and electrical systems, and the materials and such other elements of the Project as may be appropriate. Deviations from the Owner's program shall be disclosed in the Proposal. If the Proposal is accepted by the Owner, the parties shall then execute the Part 2 Agreement. A modification to the Proposal before execution of the Part 2 Agreement shall be recorded in writing as an addendum and shall be identified in the Contract Documents of the Part 2 Agreement.

1.4 ADDITIONAL SERVICES

1.4.1 The Additional Services described under this Paragraph 1.4 shall be provided by the Design/Builder and paid for by the Owner if authorized or confirmed in writing by the Owner.

1.4.2 Making revisions in the Preliminary Design Documents, budget or other documents when such revisions are:

         .1 inconsistent with approvals or instructions previously given by the Owner, including revisions made necessary by adjustments in the Owner's program or Project budget;

         .2 required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents, or

         .3 due to changes required as a result of the Owner's failure to render decisions in a timely manner.

1.4.3 Providing more extensive programmatic criteria than that furnished by the Owner as described in Paragraph 2.1. When authorized, the Design/Builder shall provide professional services to assist the Owner in the preparation of the program. Programming services may consist of:

         .1 consulting with the Owner and other persons or entities not designated in this Part 1 Agreement to define the program requirements of the Project and to review the understanding of such requirements with the Owner;

         .2 documentation of the applicable requirements necessary for the various Project functions or operations;


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #4

         3. providing a review and analysis of the functional and organizational relationships, requirements, and objectives for the Project;

         4. setting forth a written program of requirements for the Owner's approval which summarizes the Owner's objectives, schedule, constraints, and criteria.

1.4.4 Providing financial feasibility or other special studies.

1.4.5 Providing planning surveys, size evaluations, or comparative studies of prospective sites.

1.4.6 Providing special surveys, environmental studies, and submissions required for approvals of governmental authorities or others having jurisdiction over the Project.

1.4.7 Providing services relative to future facilities, systems, and equipment.

1.4.8 Providing services at the Owner's specific request to perform detailed investigations of existing conditions or facilities or to make measured drawings thereof.

1.4.9 Providing services at the Owner's specific request to verify the accuracy of drawings or other information furnished by the Owner.

1.4.10 Coordinating services in connection with the work of separate persons or entities required by the Owner, subsequent to the execution of this Part 1 Agreement.

1.4.11 Providing analyses of owning and operating costs.

1.4.12 Providing interior design and other similar services required for or in connection with the selection, procurement or installation of furniture, furnishings, and related equipment.

1.4.13   Providing services for planning tenant or rental spaces.

1.4.14 Making investigations, inventories of materials or equipment, or valuations and detailed appraisals of existing facilities.

                                    ARTICLE 2
                                      OWNER

2.1 RESPONSIBILITIES

2.1.1 The Owner shall provide full information in a timely manner regarding requirements for the Project, including a written program which shall set forth the Owner's objectives, schedule, constraints and criteria.

2.1.2 The Owner shall establish and update an overall budget for the project, including reasonable contingencies. This budget shall not constitute the contract sum.


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AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #5

2.1.3 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner or such authorized representative shall render decisions in a timely manner pertaining to documents submitted by the Design/Builder in order to avoid unreasonable delay in the orderly and sequential progress of the Design/Builder's services. The Owner may obtain independent review of the documents by a separate architect, engineer, contractor, or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner's expense in a timely manner and shall not delay the orderly progress of the Design/Builder's services.

2.1.4 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements, and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All the information on the survey shall be referenced to a Project benchmark.

2.1.5 The Owner shall furnish the services of geotechnical engineers when such services are stipulated in this Part 1 Agreement, or deemed reasonably necessary by the Design/Builder. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistively tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations.

2.1.6 The Owner shall disclose, to the extent known to the Owner, the results and reports of prior tests, inspections or investigations conducted for the Project involving: structural or mechanical systems; chemical, air and water pollution; hazardous materials; or other environmental and subsurface conditions. The Owner shall disclose all information known to the Owner regarding the presence of pollutants at the Project's site.

2.1.7 The Owner shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Project, including such auditing services as the Owner may require to verify the Design/Builder's Application for Payment.

2.1.8 The Owner shall promptly obtain easements, zoning variances, and legal authorizations regarding site utilization where essential to the execution of the Owner's program.

2.1.9 Those services, information, surveys, and reports required by Paragraphs
2.1.4 through 2.1.8 which are within the Owner's control shall be furnished at the Owner's expense, and the Design/Builder shall be entitled to rely upon the accuracy and completeness thereof, except to the extent the Owner advises the Design/Builder to the contrary in writing.

2.1.10 If the Owner requires the Design/Builder to maintain any special insurance coverage, policy, amendment, or rider, the Owner shall pay the additional cost thereof, except as otherwise stipulated in this Part 1 Agreement.


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AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #6

2.1.11 The Owner shall communicate with persons or entities employed or retained by the Design/Builder through the Design/Builder, unless otherwise directed by the Design/Builder.

                                    ARTICLE 3
               OWNERSHIP AND USE OF DOCUMENTS AND ELECTRONIC DATA

3.1 Drawings, specifications, and other documents and electronic data furnished by the Design/Builder are instruments of service. The Design/Builder's Architect and other providers of professional services shall retain all common law, statutory and other reserved rights, including copyright in those instruments of service furnished by them. Drawings, specifications, and other documents and electronic data are furnished for use solely with respect to this Part 1 Agreement. The Owner shall be permitted to retain copies, including reproducible copies, of the drawings, specifications, and other documents and electronic data furnished by the Design/Builder for information and reference in connection with the Project except as provided in Paragraphs 3.2 and 3.3.

3.2 If the Part 2 Agreement is not executed, the Owner shall not use the drawings, specifications, and other documents and electronic data furnished by the Design/Builder without the written permission of the Design/Builder. Drawings, specifications, and other documents and electronic data shall not be used by the Owner or others on other projects, for additions to this Project or for completion of this Project by others, except by agreement in writing and with appropriate compensation to the Design/Builder, unless the Design/Builder is adjudged to be in default under this Part 1 Agreement or under any other subsequently executed agreement, or by agreement in writing.

3.3 If the Design/Builder defaults in the Design/Builder's obligations to the Owner, the Architect shall grant a license to the Owner to use the drawings, specifications, and other documents and electronic data furnished by the Architect to the Design/Builder for the completion of the Project, conditioned upon the Owner's execution of an agreement to cure the Design/Builder's default in payment to the Architect for services previously performed and to indemnify the Architect with regard to claims arising from such reuse without the Architect's professional involvement.

3.4 Submission or distribution of the Design/Builder's documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the rights reserved in Paragraph 3.1.

                                    ARTICLE 4
                                      TIME

4.1 Upon the request of the Owner, the Design/Builder shall prepare a schedule for the performance of the Basic and Additional Services which shall not exceed the time limits contained in Paragraph 10.1 and shall include allowances for periods of time required for the Owner's review and for approval of submissions by authorities having jurisdiction over the Project.

4.2 If the Design/Builder is delayed in the performance of services under this
Part 1 Agreement through no fault of the Design/Builder, any applicable schedule shall be equitably adjusted.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #7

                                    ARTICLE 5
                                    PAYMENTS

5.1 The initial payment provided in Article 9 shall be made upon execution of this Part 1 Agreement and credited to the Owner's account as provided in Subparagraph 9.1.2.

5.2 Subsequent payments for Basic Services, Additional Services, and Reimbursable Expenses provided for in this Part 1 Agreement shall be made monthly on the basis set forth in Article 9.

5.3 Within ten (10) days of the Owner's receipt of a properly submitted and correct Application for Payment, the Owner shall make payment to the Design/Builder.

5.4 Payments due the Design/Builder under this Part 1 Agreement which are not paid when due shall bear interest from the date due at the rate specified in Paragraph 9.5, or in the absence of a specified rate, at the legal rate prevailing where the Project is located.

                                    ARTICLE 6
                 DISPUTE RESOLUTION - MEDIATION AND ARBITRATION

6.1 Claims, disputes or other matters in question between the parties to this
Part 1 Agreement arising out of or relating to this Part 1 Agreement or breach thereof shall be subject to and decided by mediation or arbitration. Such mediation or arbitration shall be conducted in accordance with the Construction Industry Mediation or Arbitration Rules of the American Arbitration Association currently in effect.

6.2 In addition to and prior to arbitration, the parties shall endeavor to settle disputes by mediation. Demand for mediation shall be filed in writing with the other party to this Part 1 Agreement and with the American Arbitration Association. A demand for mediation shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for mediation be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of repose or limitations.

6.3 Demand for arbitration shall be filed in writing with the other party to this Part 1 Agreement and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

6.4 An arbitration pursuant to this Paragraph may be joined with an arbitration involving common issues of law or fact between the Design/Builder and any person or entity with whom the Design/Builder has a contractual obligation to arbitrate disputes. No other arbitration arising out of or relating to this Part 1 Agreement shall include, by consolidation, joinder or in any other manner, an additional person or entity not a party to this Part 1 Agreement or not a party to an agreement with the Design/Builder, except by written consent containing a specific reference to this Part 1 Agreement signed by the Owner, the Design/Builder and all other persons or entities sought to be joined. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described n the written consent or with a person or entity not named or described therein. The foregoing



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AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #8 agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by the parties to this Part 1 Agreement shall be specifically enforceable in accordance with applicable law in any court having jurisdiction thereof.

6.5 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1 Unless otherwise provided, this Part 1 Agreement shall be governed by the law of the place where the Project is located.

7.2 The Owner and the Design/Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Part 1 Agreement and to the partners, successors and assigns of such other party with respect to all covenants of this Part 1 Agreement. Neither the Owner nor the Design/Builder shall assign this Part 1 Agreement without the written consent of the other.

7.3 Unless otherwise provided, neither the design for nor the cost of remediation of hazardous materials shall be the responsibility of the Design/Builder.

7.4 This Part 1 Agreement represents the entire and integrated agreement between the Owner and the Design/Builder and supersedes all prior negotiations, representations or agreements, either written or oral. This Part 1 Agreement may be amended only by written instrument signed by both the Owner and the Design/Builder.

7.5 Prior to the termination of the services of the Architect or any other design professional designated in this Part 1 Agreement, the Design/Builder shall identify to the Owner in writing another architect or design professional with respect to whom the Owner has no reasonable objection, who will provide the services originally to have been provided by the Architect or other design professional whose services are being terminated.

                                    ARTICLE 8
                          TERMINATION OF THE AGREEMENT

8.1 This Part 1 Agreement may be terminated by either party upon seven (7) days' written notice should the other party fail to perform substantially in accordance with its terms through no fault of the party initiating the termination.

8.2 This Part 1 Agreement may be terminated by the Owner without cause upon at least seven (7) days' written notice to the Design/Builder.

8.3 In the event of termination not the fault of the Design/Builder, the Design/Builder shall be compensated for services performed to the termination date, together with Reimbursable Expenses then due and Termination Expenses. Termination Expenses are expenses directly attributable to termination,



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                  AIA License Number 109319, which expires on 1/2/2002 - Page #9 including a reasonable amount for overhead and profit, for which the Design/Builder is not otherwise compensated under this Part 1 Agreement.

                                    ARTICLE 9
                              BASIS OF COMPENSATION

The Owner shall compensate the Design/Builder in accordance with Article 5, Payments, and the other provisions of this Part 1 Agreement as described below.

9.1 COMPENSATION FOR BASIC SERVICES

9.1.1 FOR BASIC SERVICES, compensation shall be as follows:

9.1.2 AN INITIAL PAYMENT of Twenty Five Thousand Dollars ($25,000.00) shall be made upon execution of this Part 1 Agreement and credited to the Owner's account as follows: as a payment under Part 2 Agreement, Article 13.1.1 Compensation.

9.1.3 SUBSEQUENT PAYMENTS shall be as follows:
not applicable

9.2 COMPENSATION FOR ADDITIONAL SERVICES

9.2.1 FOR ADDITIONAL SERVICES, compensation shall be as follows:
not applicable

9.3 REIMBURSABLE EXPENSES

9.3.1 Reimbursable Expenses are in addition to Compensation for Basic and Additional Services, and include actual expenditures made by the Design/Builder and the Design/Builder's employees and contractors in the interest of the Project, as follows:
not applicable

9.3.2 FOR REIMBURSABLE EXPENSES, compensation shall be a multiple of ( ) times the amounts expended.

9.4 DIRECT PERSONNEL EXPENSES is defined as the direct salaries of personnel engaged on the Project, and the portion of the cost of their mandatory and customary contributions and benefits related thereto, such as employment taxes and other statutory employee benefits, insurance, sick leave, holidays, vacations, pensions, and similar contributions and benefits.

9.5 INTEREST PAYMENTS

9.5.1 The rate of interest for past due payments shall be as follows:
Prime interest rate plus one percent


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #10

(Usury laws and requirements under the Federal Truth in Lending Act, similar acts and local consumer credit laws and other regulations at the Owner's and Design/Builder's principal place of business, or the location of the Project and elsewhere may affect the validity of this provision. Specific legal advice should be obtained with respect to deletions, modifications or other requirements, such as written disclosures or waivers)

9.6 IF THE SCOPE of the Project is changed materially, the amount of compensation shall be equitably adjusted.

9.7 The compensation set forth in this Part 1 Agreement shall be equitably adjusted if through no fault of the Design/Builder the services have not been completed within one (1) month of the date of this Part 1 Agreement.

                                   ARTICLE 10
                          OTHER CONDITIONS AND SERVICES

10.1 The Basic Services to be performed shall be commenced on and, subject to authorized adjustments and to delays not caused by the Design/Builder, shall be completed in ( ) calendar days. The Design/Builder's Basic Services consist of those described in Paragraph 1.3 as part of Basic Services, and include normal professional engineering and preliminary design services, unless otherwise indicated.

10.2 Services beyond those described in Paragraph 1.4 are as follows: (Insert descriptions of other services, identify Additional Services included within Basic Compensation and modifications to the payment and compensation terms included in this Agreement.)

10.3 The Owner's preliminary program, budget, and other documents, if any, are enumerated as follows:

Title
See Attached Exhibit "A")

This Agreement entered into as of the day and year first written above.

OWNER                                               DESIGN/BUILDER

         /s/ Roger Hurst                                     /s/ Don Weaver
-------------------------------------------         --------------------------------------------
(Signature)                                         (Signature)
Roger Hurst                                         Don Weaver, President
(Principal name and title)                          (Principal name and title)



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #11

                       STANDARD FORM OF AGREEMENTS BETWEEN
                            OWNER AND DESIGN/BUILDER

                      AIA DOCUMENT A191 - ELECTRONIC FORMAT

--------------------------------------------------------------------------------
This document comprises two separate Agreements: Part 1 Agreement and Part 2 Agreement. Before executing the Part 1 Agreement, the parties should reach substantial agreement on the Part 2 Agreement. To the extent referenced in these Agreements, subordinate parallel agreements to A191 consist of AIA Documents A491, Standard Form of Agreements Between Design/Builder and Contractor, and AIA Document 8901, Standard Form of Agreements Between Design/Builder and Architect.

                                PART 2 AGREEMENT

                                  1996 EDITION
--------------------------------------------------------------------------------
AGREEMENT

made as of the 26th day of February in the year of 2002
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name and address)
Roger Hurst
8100 Southpark Way, Suite B-1
Littleton, Colorado 80120

and the Design/Builder:
(Name and address)
Urban Construction, Inc.
7437 Village Square Drive, Suite 200
Castle Rock, Colorado  80104

For the following Project:
(Include Project name, location and a summary description)
Aspen Bio Inc.'s new 40,000sf building Castle Rock, Colorado 80104.
To be comprised of a concrete tilt wall and structural steel frame building.

The architectural services described in Article I will be provided by the following person or entity who is lawfully licensed to practice architecture:

(Name and address)    (Registration Number)    Relationship to Design/Builder)
Robert Hooper AIA             14707                      Employee
--------------------------------------------------------------------------------
Normal structural, mechanical and electrical engineering services will be provided contractually through the Architect except as indicated below:

(Name and address)    (Registration Number)    Relationship to Design/Builder)
not applicable

The Owner and the Design/Builder agree as set forth below:



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #12

                     TERMS AND CONDITIONS - PART 2 AGREEMENT


                                    ARTICLE 1
                               GENERAL PROVISIONS

1.1 BASIC DEFINITIONS

1.1.1 The Contract Documents consist of the Part 1 Agreement to the extent not modified by this Part 2 Agreement, this Part 2 Agreement, the Design/Builder's Proposal and written addenda to the Proposal identified in Article 14, the Construction Documents approved by the Owner in accordance with Subparagraph
3.2.3 and Modifications issued after execution of this Part 2 Agreement. A Modification is a Change Order or a written amendment to this Part 2 Agreement signed by both parties, or a Construction Change Directive issued by the Owner in accordance with Paragraph 8.3.

1.1.2 The term "Work" means the construction and services provided by the Design/Builder to fulfill the Design/Builder's obligations.

1.2 EXECUTION, CORRELATION AND INTENT

1.2.1 It is the intent of the Owner and Design/Builder that the Contract Documents include all items necessary for proper execution and completion of the Work. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Design/Builder shall be required only to the extent consistent with and reasonably inferable from the Contract Documents as being necessary to produce the intended results. Words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.2.2 If the Design/Builder believes or is advised by the Architect or by another design professional retained to provide services on the Project that implementation of any instruction received from the Owner would cause a violation of any applicable law, the Design/Builder shall notify the Owner in writing. Neither the Design/Builder nor the Architect shall be obligated to perform any act which either believes will violate any applicable law.

1.2.3 Nothing contained in this Part 2 Agreement shall create a contractual relationship between the Owner and any person or entity other than the Design/Builder.

1.3 OWNERSHIP AND USE OF DOCUMENTS

1.3.1 Drawings, specifications, and other documents and electronic data furnished by the Design/Builder are instruments of service. The Design/Builder's Architect and other providers of professional services shall retain all common law, statutory and other reserved rights, including




------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #13 copyright in those instruments of service furnished by them. Drawings, specifications, and other documents and electronic data are furnished for use solely with respect to this Part 2 Agreement. The Owner shall be permitted to retain copies, including reproducible copies, of the drawings, specifications, and other documents and electronic data furnished by the Design/Builder for information and reference in connection with the Project except as provided in Subparagraphs 1.3.2 and 1.3.3.

1.3.2 Drawings, specifications, and other documents and electronic data furnished by the Design/Builder shall not be used by the Owner or others on other projects, for additions to this Project or for completion of this Project by others, except by agreement in writing and with appropriate compensation to the Design/Builder, unless the Design/Builder is adjudged to be in default under this Part 2 Agreement or under any other subsequently executed agreement.

1.3.3 If the Design/Builder defaults in the Design/Builder's obligations to the Owner, the Architect shall grant a license to the Owner to use the drawings, specifications, and other documents and electronic data furnished by the Architect to the Design/Builder for the completion of the Project, conditioned upon the Owner's execution of an agreement to cure the Design/Builder's default in payment to the Architect for services previously performed and to indemnify the Architect with regard to claims arising from such reuse without the Architect's professional involvement.

1.3.4 Submission or distribution of the Design/Builder's documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the rights reserved in Subparagraph 1.3.1.

                                    ARTICLE 2
                                      OWNER

2.1 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner of such authorized representative shall examine documents submitted by the Design/Builder and shall render decisions in a timely manner and in accordance with the schedule accepted by the Owner. The Owner may obtain independent review of the Contract Documents by a separate architect, engineer, contractor, or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner's expense in a timely manner and shall not delay the orderly progress of the Work.

2.2 The Owner may appoint an on-site project representative to observe the Work and to have such other responsibilities as the Owner and Design/Builder agree in writing.

2.3 The Owner shall cooperate with the Design/Builder in securing building and other permits, licenses and inspections. The Owner shall not be required to pay the fees for such permits, licenses and inspections unless the cost of such fees is excluded from the Design/Builder's Proposal.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #14

2.4 The Owner shall furnish services of land surveyors, geotechnical engineers, and other consultants for subsoil, air and water conditions, in addition to those provided under the Part 1 Agreement, when such services are deemed necessary by the Design/Builder to properly carry out the design services required by this Part 2 Agreement.

2.5 The Owner shall disclose, to the extent known to the Owner, the results and reports of prior tests, inspections or investigations conducted for the Project involving: structural or mechanical systems; chemical, air and water pollution; hazardous materials; or other environmental and subsurface conditions. The Owner shall disclose all information known to the Owner regarding the presence of pollutants at the Project's site.

2.6 The Owner shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Project, including such auditing services as the Owner may require to verify the Design/Builder's Application for Payment.

2.7 Those services, information, surveys and reports required by Paragraphs 2.4 through 2.6 which are within the Owner's control shall be furnished at the Owner's expense, and the Design/Builder shall be entitled to rely upon the accuracy and completeness thereof, except to the extent the Owner advises the Design/Builder to the contrary in writing.

2.8 If the Owner requires the Design/Builder to maintain any special insurance coverage, policy, amendment, or rider, the Owner shall pay the additional cost thereof, except as otherwise stipulated in this Part 2 Agreement.

2.9 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or nonconformity with the Design/Builder's Proposal or the Construction Documents, the Owner shall give prompt written notice thereof to the Design/Builder.

2.10 The Owner shall, at the request of the Design/Builder, prior to execution of this Part 2 Agreement and promptly upon request thereafter, furnish to the Design/Builder reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract.

2.11 The Owner shall communicate with persons or entities employed or retained by the Design/Builder thought he Design/Builder, unless otherwise directed by the Design/Builder.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #15

                                    ARTICLE 3
                                 DESIGN/BUILDER

3.1 SERVICES AND RESPONSIBILITIES

3.1.1 Design services required by this Part 2 Agreement shall be performed by qualified architects and other design professionals. The contractual obligations of such professional persons or entities are undertaken and preformed in the interest of the Design/Builder.

3.1.2 The agreements between the Design/Builder and the persons or entities identified in this Part 2 Agreement, and any subsequent modifications, shall be in writing. These agreements, including financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

3.1.3 The Design/Builder shall be responsible to the Owner for acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals, performing any portion of the Design/Builder's obligations under this Part 2 Agreement.

3.2 BASIC SERVICES

3.2.1 The Design/Builder's Basic Services are described below and in Article 14.

3.2.2 The Design/Builder shall designate a representative authorized to act on the Design/Builder's behalf with respect to the Project.

3.2.3 The Design/Builder shall submit Construction Documents for review and approval by the Owner. Construction Documents may include drawings, specifications, and other documents and electronic data setting forth in detail the requirements for construction of the Work and shall:

         1.       be consistent with the intent of the Design/Builder's
                  Proposal;

         2. provide information for the use of those in the building trades; and

         3. include documents customarily required for regulatory agency approvals.

3.2.4 The Design/Builder, with the assistance of the Owner, shall file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project.

3.2.5 Unless otherwise provided in the Contract Documents, the Design/Builder shall provide or cause to be provided and shall pay for design services, labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation and other facilities and



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #16 services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.2.6 The Design/Builder shall be responsible for all construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under this Part 2 Agreement.

3.2.7 The Design/Builder shall keep the Owner informed of the progress and quality of the Work.

3.2.8 The Design/Builder shall be responsible for correcting Work which does not conform to the Contract Documents.

3.2.9 The Design/Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the construction will be free from faults and defects, and that the construction will conform with the requirements of the Contract Documents. Construction not conforming to these requirements, including substitutions not properly approved by the Owner, shall be corrected in accordance with Article 9.

3.2.10 The Design/Builder shall pay all sales, consumer, use and similar taxes which had been legally enacted at the time the Design/Builder's Proposal was first submitted to the Owner, and shall secure and pay for building and other permits and governmental fees, licenses and inspections necessary for the proper execution and completion of the Work which are either customarily secured after execution of a contract for construction or are legally required at the time the Design/Builder's Proposal was first submitted to the Owner.

3.2.11 The Design/Builder shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities relating to the Project.

3.2.12 The Design/Builder shall pay royalties and license fees for patented designs, processes or products. The Design/Builder shall defend suits or claims for infringement of patent rights and shall hold the Owner harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer is required by the Owner. However, if the Design/Builder has reason to believe the use of a required design, process or product is an infringement of a patent, the Design/Builder shall be responsible for such loss unless such information is promptly furnished to the Owner.

3.2.13 The Design/Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under this Part 2 Agreement. At the completion of the Work, the Design/Builder shall remove from the site waste materials, rubbish, the Design/Builder's tools, construction equipment, machinery, and surplus materials.

------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #17

3.2.14 The Design/Builder shall notify the Owner when the Design/Builder believes that the Work or an agreed upon portion thereof is substantially completed. IF the Owner concurs, the Design/Builder shall issue a Certificate of Substantial Completion which shall establish the Date of Substantial Completion, shall state the responsibility of each party for security, maintenance, heat, utilities, damage to the Work and insurance, shall include a list of items to be completed or corrected and shall fix the time within which the Design/Builder shall complete items listed therein. Disputes between the Owner and Design/Builder regarding the Certificate of Substantial Completion shall be resolved in accordance with provisions of Article 10.

3.2.15 The Design/Builder shall maintain at the site for the Owner one record copy of the drawings, specifications, product data, samples, shop drawings, Change Orders and other modifications, in good order and regularly updated to record the completed construction. These shall be delivered to the Owner upon completion of construction and prior to final payment.

3.3 ADDITIONAL SERVICES

3.3.1 The services described in this Paragraph 3.3 are not included in Basic Services unless so identified in Article 14, and they shall be paid for by the Owner as provided in this Part 2 Agreement, in addition to the compensation for Basic Services. The services described in this Paragraph 3.3 shall be provided only if authorized or confirmed in writing by the Owner.

3.3.2 Making revisions in drawings, specifications, and other documents or electronic data when such revisions are required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents or electronic data.

3.3.3 Providing consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

3.3.4 Providing services in connection with a public hearing, arbitration, proceeding or legal proceeding, except where the Design/Builder is a party thereto.

3.3.5 Providing coordination of construction performed by the Owner's own forces or separate contractors employed by the Owner, and coordination of services required in connection with construction performed and equipment supplied by the Owner.

3.3.6 Preparing a set of reproducible record documents or electronic data showing significant changes in the Work made during construction.

3.3.7 Providing assistance in the utilization of equipment or systems such as preparation of operation and maintenance manuals, training personnel for operation and maintenance, and consultation during operation.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #18

                                    ARTICLE 4
                                      TIME

4.1 Unless otherwise indicated, the Owner and the Design/Builder shall perform their respective obligations as expeditiously as is consistent with reasonable skill and care and the orderly progress of the Project.

4.2 Time limits stated in the Contract Documents are of the essence. The Work to be performed under this Part 2 Agreement shall commence upon receipt of a notice to proceed unless otherwise agreed and, subject to authorized Modifications, Substantial Completion shall be achieved on or before the date established in
Article 14.

4.3 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents os the Owner can occupy or utilize the Work for its intended use.

4.4 Based on the Design/Builder's Proposal, a construction schedule shall be provided consistent with Paragraph 4.2 above.

4.5 If the Design/Builder is delayed at any time in the progress of the Work by an act or neglect of the Owner, Owner's employees, or separate contractors employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, adverse weather conditions not reasonably anticipatable, unavoidable casualties or other causes beyond the Design/Builder's control, or by delay authorized by the Owner pending arbitration, or by other causes which the Owner and Design/Builder agree may justify the delay, then the Contract Time shall be reasonably extended by Change Order.

                                    ARTICLE 5
                                    PAYMENTS
5.1 PROGRESS PAYMENTS

5.1.1 The Design/Builder shall deliver to the Owner itemized Applications for Payment in such detail as indicated in Article 14.

5.1.2 Within ten (10) days of the Owner's receipt of a properly submitted and correct Application for payment, the Owner shall make payment to the Design/Builder.

5.1.3 The Application for Payment shall constitute a representation by the Design/Builder to the Owner that the design and construction have progressed to the point indicated; the quality of the Work covered by the application is in accordance with the Contract Documents; and the Design/Builder is entitled to payment in the amount requested.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #19

5.1.4 Upon receipt of payment from the Owner, the Design/Builder shall promptly pay the Architect, other design professionals and each contractor the amount to which each is entitled in accordance with the terms of their respective contracts.

5.1.5 The Owner shall have no obligation under this Part 2 Agreement to pay or to be responsible in any way for payment to the Architect, another design professional, or a contractor performing portions of the Work.

5.1.6 Neither progress payment nor partial or entire use or occupancy of the Project by the Owner shall constitute an acceptance of Work not in accordance with the Contract Documents.

5.1.7 The Design/Builder warrants that title to all construction covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design/Builder further warrants that upon submittal of an Application for Payment all construction for which payments have been received from the Owner shall be free and clear of liens, claims, security interests or encumbrances in favor of the Design/Builder or any other person or entity performing construction at the site or furnishing materials or equipment relating to the construction.

5.1.8 At the time of Substantial Completion, the Owner shall pay the Design/Builder the retainage, if any, less the reasonable cost to correct or complete incorrect or incomplete Work. Final payment of such withheld sum shall be made upon correction or completion of such Work.

5.2 FINAL PAYMENT

5.2.1 Neither final payment nor amounts retained, if any, shall become due until the Design/Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or Owner's property might be responsible or encumbered (less amounts withheld by the Owner) have been paid or otherwise satisfied; (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner; (3) a written statement that the Design/Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents; (4) consent of surety, if any, to final payment; and (5) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a contractor or other person or entity entitled to assert a lien against the Owner's property refuses to furnish a release or waiver required by the Owner, the Design/Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Design/Builder shall indemnify the Owner for all loss and cost, including reasonable attorneys' fees incurred as a result of such lien.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #20

5.2.2 When the Work has been completed and the contract fully performed, the Design/Builder shall submit a final application for payment to the Owner, who shall make final payment within 30 days of receipt.

5.2.3 The making of final payment shall constitute a waiver of claims by the Owner except those arising from:

         1. liens, claims, security interests or encumbrances arising out of the Contract and unsettled;

         2. failure of the Work to comply with the requirements of the Contract Documents; or

         3.       terms of special warranties required by the Contract
                  Documents.

5.2.4 Acceptance of final payment shall constitute a waiver of all claims by the Design/Builder except those previously made in writing and identified by the Design/Builder as unsettled at the time of final Application for Payment.

5.3 INTEREST PAYMENTS

5.3.1 Payments due the Design/Builder under this Part 2 Agreement which are not paid when due shall bear interest from the date due at the rate specified in
Article 13, or in the absence of a specified rate, at the legal rate prevailing where the Project is located.

                                    ARTICLE 6
                       PROTECTION OF PERSONS AND PROPERTY

6.1 The Design/Builder shall be responsible for initiating, maintaining and providing supervision of all safety precautions and programs in connection with the performance of this Part 2 Agreement.

6.2 The Design/Builder shall take reasonable precautions for the safety of, and shall provide reasonable protection to prevent damage, injury or loss to: (1) employees on the Work and other persons who may be affected thereby; (2) the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody, or control of the Design/Builder or the Design/Builder's contractors; and (3) other property at or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation, or replacement in the course of construction.

6.3 The Design/Builder shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on the safety of persons or property or their protection from damage, injury or loss.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #21

6.4 The Design/Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance provided or required by the Contract Documents) to property at the site caused in whole or in part by the Design/Builder, a contractor of the Design/Builder or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable.

                                    ARTICLE 7
                               INSURANCE AND BONDS

7.1 DESIGN/BUILDER'S LIABILITY INSURANCE

7.1.1 The Design/Builder shall purchase from and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, such insurance as will protect the Design/Builder from claims set forth below which may arise out of or result from operations under this Part 2 Agreement by the Design/Builder or by a contractor of the Design/Builder, or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

         1. claims under workers' compensation, disability benefit and other similar employee benefit laws that are applicable to the Work to be performed;

         2. claims for damages because of bodily injury, occupational sickness or disease, or death of the Design/Builder's employees;

         3. claims for damages because of bodily injury, sickness or disease, or death of persons other than the Design/Builder's employees;

         4. claims for damages covered by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Design/Builder or (2) by another person;

         5. claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

         6. claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

         7. claims involving contractual liability insurance applicable to the Design/Builder's obligations under Paragraph 11.5.

7.1.2 The insurance required by Subparagraph 7.1.1 shall be written for not less than limits of liability specified in this Part 2 Agreement or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without




------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #22 interruption from the date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

7.1.3 Certificates of Insurance acceptable to the Owner shall be delivered to the Owner immediately after execution of this Part 2 Agreement. These Certificates and the insurance policies required by this Paragraph 7.1 shall contain a provision that coverage afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment, an additional certificate evidencing continuation of such coverage shall be submitted with the application for final payment. Information concerning reduction of coverage shall be furnished by the Design/Builder with reasonable promptness in accordance with the Design/Builder's information and belief.

7.2 OWNER'S LIABILITY INSURANCE

7.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under this Part 2 Agreement. The Design/Builder shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

7.3 PROPERTY INSURANCE

7.3.1 Unless otherwise provided under this Part 2 Agreement, the Owner shall purchase and maintain, in a company or companies authorized to do business in the jurisdiction in which the principal improvements are to be located, property insurance upon the Work to the full insurable value thereof on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 7.3 to be insured, whichever is earlier. This insurance shall include interests of the Owner, the Design/Builder, and their respective contractors and subcontractors in the Work.

7.3.2 Property insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, falsework, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for the services and expenses of the Design/Builder's Architect, and other professionals required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #23

7.3.3 If the Owner does not intend to purchase such property insurance required by this Part 2 Agreement and with all of the coverage sin the amount described above, the Owner shall so inform the Design/Builder prior to commencement of the construction. The Design/Builder may then effect insurance which will protect the interests of the Design/Builder and the Design/Builder's contractors in the construction, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Design/Builder is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, then the Owner shall bear all reasonable costs properly attributable thereto.

7.3.4 Unless otherwise provided, the Owner shall purchase and maintain such boiler and machinery insurance required by the Part 2 Agreement or by law, which shall specifically cover each insured objects during installation and until final acceptance by the Owner. This insurance shall include interests of the Owner, the Design/Builder, the Design/Builder's contractors and subcontractors in the Work, and the Design/Builder's Architect and other design professionals. The Owner and the Design/Builder shall be named insureds.

7.3.5 A loss insured under the Owner's property insurance shall be adjusted by the Owner as trustee and made payable to the Owner as trustee for the insureds, as their interests may appear, subject to requirements of any applicable mortgage clause and of Subparagraph 7.3.10. The Design/Builder shall pay contractors their share of insurance proceeds received by the Design/Builder, and by appropriate agreement, written where legally required for validity, shall require contractors to make payments to their subcontractors in similar manner.

7.3.6 Before an exposure to loss may occur, the Owner shall file with the Design/Builder a copy of each policy that



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA -
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #24 that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Design/Builder, anyone directly or indirectly employed by the Design/Builder or anyone for whose acts the Design/Builder may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 11.5.

11.5.2 In claims against any person or entity indemnified under this Paragraph
11.5 by an employee of the Design/Builder, anyone directly or indirectly employed by the Design/Builder or anyone for whose acts the Design/Builder may be liable, the indemnification obligation under this Paragraph 11.5 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Design/Builder under workers' compensation acts, disability benefit acts or other employee benefit acts.

11.6     SUCCESSORS AND ASSIGNS

11.6.1 The Owner and Design/Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Part 2 Agreement and to the partners, successors and assigns of such other party with respect to all covenants of this Part 2 Agreement. Neither the Owner nor the Design/Builder shall assign this Part 2 Agreement without the written consent of the other. The Owner may assign this Part 2 Agreement to any institutional lender providing construction financing, and the Design/Builder agrees to execute all consents reasonable required to facilitate such an assignment. If either party makes such an assignment, that party shall nevertheless remain legally responsible for all obligations under this Part 2 Agreement, unless otherwise agreed by the other party.

11.7     TERMINATION OF PROFESSIONAL
         DESIGN SERVICES

11.7.1 Prior to termination of the services of the Architect or any other design professional designated in this Part 2 Agreement, the Design/Builder shall identify to the Owner in writing another architect or other design professional with respect to whom the Owner has no reasonable objection, who will provide the services originally to have been provided by the Architect or other design professional being terminated.

11.8     EXTENT OF AGREEMENT

11.8.1 This Part 2 Agreement represents the entire agreement between the Owner and the Design/Builder and supersedes prior negotiations, representations or agreements, either written or oral. This Part 2 Agreement may be amended only by written instrument and signed by both the Owner and the Design/Builder.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA-
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #25

                                   ARTICLE 12
                          TERMINATION OF THE AGREEMENT

12.1     TERMINATION BY THE OWNER

12.1.1 This Part 2 Agreement may be terminated by the Owner upon 14 days' written notice to the Design/Builder in the event that the Project is abandoned. If such termination occurs, the Owner shall pay the Design/Builder for Work completed and for proven loss sustained upon materials, equipment, tools, and construction equipment and machinery, including reasonable profit and applicable damages.

12.1.2 If the Design/Builder defaults or persistently fails or neglects to carry out the Work in accordance with the Contract Documents or fails to perform the provisions of this Part 2 Agreement, the Owner may give written notice that the Owner intends to terminate this Part 2 Agreement. If the Design/Builder fails to correct the defaults, failure or neglect within seven (7) days after being given notice, the Owner may then give a second written notice and, after an additional seven (7) days, the Owner may without prejudice to any other remedy terminate the employment of the Design/Builder and take possession of the site and of all materials, equipment, tools and construction equipment and machinery thereon owned by the Design/Builder and finish the Work by whatever method the Owner may deem expedient. If the unpaid balance of the Contract Sum exceeds the expense of finishing the Work and all damages incurred by the Owner, such excess shall be paid to the Design/Builder. If the expense of completing the Work and all damages incurred by the owner exceeds the unpaid balance, the Design/Builder shall pay the difference to the Owner. This obligation for payment shall survive termination of this Part 2 Agreement.

12.2     TERMINATION BY THE DEIGN/BUILDER

12.2.1 If the Owner fails to make payment when due, the Design/Builder may give written notice to the Design/Builder's intention to terminate this Part 2 Agreement. If the Design/Builder fails to receive payment within seven (7) days after receipt of such notice by the Owner, the Design/Builder may give a second written notice and, seven (7) days after receipt of such second written notice by the Owner, may terminate this Part 2 Agreement and recover from the Owner payment for Work executed and for proven losses sustained upon materials, equipment, tools, construction equipment and machinery, including reasonable profit and applicable damages.

                                   ARTICLE 13
                              BASIS OF COMPENSATION

The owner shall compensate the Design/Builder in accordance with Article 5, Payment, and the other provisions of this Part 2 Agreement as described below.

13.1 COMPENSATION

13.1.1 For the Design/Builder's performance of the Work, as described in Paragraph 3.2 and including any other services listed in Article 14 as part of Basic Services, the Owner shall pay the Design/Builder in current funds the Contract Sum as follows:

$2,301,238.00 (Two Million Three Hundred One Thousand Two Hundred Thirty Eight Dollars and no/100 in monthly draws based on ninety percent (90%) of work completed in the prior month.


------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA-
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #26

13.1.2 For Additional Services, as described in Paragraph 3.3 and including any other services listed in Article 14 as Additional Services, compensation shall be as follows: As agreed per approved change order authorizations.

13.2.2 FOR REIMBURSABLE EXPENSES, compensation shall be a multiple of ( ) times the amounts expended.

13.3     INTEREST PAYMENTS

13.3.1 The rate of interest for past due payments shall be as follows:
Prime interest rate plus one percent

                                   ARTICLE 14
                          OTHER CONDITIONS AND SERVICES

14.1 The Basic Services to be performed shall be commenced on and, subject to authorized adjustments and to delay caused by the Design/Builder, Substantial Completion shall be achieved in the Contract Time of ( ) calendar days.

14.2 The Basic Services beyond those described in Article 3 are as follows:
One Hundred and Eighty Days (180)

14.3 Additional Services beyond those described in Article 3 are as follows:
Design and Construction of new 4000sf office/lab building

14.4 The Design/Builder shall submit an Application for Payment on the fifth
(5th) day of each month.

14.5 The Design/Builder's Proposal includes the following documents:


See the attached exhibit "A".

This Agreement entered into as of the day and year first written above.

OWNER                                DESIGN/BUILDER



      /s/ Roger Hurst                            /s/ Don Weaver
------------------------------       -------------------------------------------
(Signature)                          (Signature)



------------------------------------------------------------------------------
AIA DOCUMENT A191 - OWNER-DESIGN/BUILDER AGREEMENT - SECOND EDITION - AIA-
(C)1995 THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, NW, WASHINGTON, DC 20006-5292 - WARNING. Unauthorized photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A191 - 1996
                                               User Document: ASPEN - 2/26/2001.
                 AIA License Number 109319, which expires on 1/2/2002 - Page #27

                                   EXHIBIT "A"

                                 ASPEN BIO, INC.

                             CRITERIA SPECIFICATIONS

                                FEBRUARY 7, 2002

The following is a criteria specification used in preparing the quote for your new facility, a 40,000 SF tilt up concrete building with 17,000 SF of office/lab build out, and 23,000 SF of warehouse:

         - Complete plans and specifications

         - Permits and utility fees

         - 5" structural concrete slab

         - Tilt up wall panels for 18' clear height

         - Two (2) 10' x 12' overhead doors

         - Ten (10) year modified bituminous roof with R30 insulation

         - Landscape per code

         - 45,000 SF of asphalt paving

         - 1,200 amp, 480 volt, 3 phase electrical service

         - One (1) 5' x 9' concrete monument sign with signage by owner

         - Complete fire alarm and sprinkler system as required by code including additional footage to place sprinkler connection at the rear of the building

Interior Finish To Include:

         - 17,000 SF 2' x 4' acoustical ceiling

         - 1,200 LF 9' wall with paint and base

         - 33 Plastic-clad doors and aluminum frames

         - 2,150 SF glass and aluminum store front which includes an additional 1,104 SF at the request of Aspen Bio

         - Restrooms per code for office and lab

         - 17,000 SF of carpet and VCT

         - 50 tons of air conditioning with grilles and diffusers

         - 230-2' x 4' lay-in receptacles

         - 11- duplex receptacles

         - 40 phone boxes with conduit to ceiling space

Warehouse to include:

         - Heat for fire sprinkler protection

         - Minimum lights to meet code for future expansion

Exclusion:

         - Millwork, cold rooms and hoods by owner

         - Electrical distribution to owner's equipment by owner

CHANGE ORDER                                         OWNER            [ ]
                                                     ARCHITECT        [ ]
                                                     CONTRACTOR       [ ]
AIA DOCUMENT G701 -                                  FIELD            [ ]
ELECTRONIC FORMAT                                    OTHER            [ ]

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

PROJECT:
(name, address)                             CHANGE ORDER NUMBER:  One
Aspen Bio, inc.                             DATE:  April 9, 2002
1585 South Perry Street                     ARCHITECT'S PROJECT NO.:  N/A
Castle Rock, Colorado 80104

TO CONTRACTOR:                              CONTRACT DATE:  February 26, 2002
(name, address)                             CONTRACT FOR:
Urban Construction, Inc.
7437 Village Square Drive, Suite 200
Castle Rock, Colorado 80104
The Contract is changed as follows:
To include in the scope of work the tenant finish drawings as labeled and dated per the attached exhibit "A" and an $80,000.00 allowance for millwork.

Not valid until signed by the Owner, Architect and Contractor.

The original (Contract Sum) was                                                      $  2,301,238.00
Net change by previously authorized Change Orders                                               0.00
The (Contract Sum) prior to this Change Order was                                       2,301,238.00
The (Contract Sum) will be (increased)
   By this Change Order in the amount of                                                  606,133.00
The new (Contract Sum) including this Change Order will be                           $  2,907,371.00
                                                                                     ---------------

The Contract Time will be (unchanged) by   (____) days
The Date of Substantial Completion as of the date of this Change Order therefore is unchanged

NOTE: This summary does not reflect changes in the Contract Sum, Contract Time, or Guaranteed Maximum Price which have been authorized by Construction Change Directive

ARCHITECT                        CONTRACTOR                            OWNER
Urban Construction, Inc.         Urban Construction, Inc.              Roger Hunt
Robert G. Hooper, AIA            Address:                              Address:
Address:                         7437 Village Square Dr., #200         8100 Southpark Way, Ste. B-1
7437 Village Sqr. Dr., #200      Castle Rock Colorado 80104            Littleton, Colorado 80120
Castle Rock, Colorado 80104
                                 By:                                   By:      /s/ Roger Hurst
                                    --------------------------             --------------------------
By:    /s/ Robert G. Hooper           Date:  4/25/02                   Date:    4/25/02
    -------------------------
Date:


AIA DOCUMENT G701 - CHANGE ORDER - 1987 EDITION - AIA COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
Electionic Format: G701-1987
User Document: ASPEN - 4/9/2001.
AIA License number 109319, which expires on 1/2/2002

                                   EXHIBIT "A"

GENERAL
A.0           Title & Index                                                             2/25/02
A.03          Schedules & Details                                                       2/25/02
A.04          Finish Schedules/General                                                  2/25/02

CIVIL/STATE
SP1           Site Plan                                                                 2/25/02
SP2           Site Details                                                              2/14/02
L1.1          Landscaping Plan                                                          2/14/02

C0.1          Construction Notes                                                        3/01/02
C1.1          Horizontal Control Plan                                                   3/10/02
C2.1          Grading Plan                                                              3/01/02
C2.2          Drainage Plan                                                             3/01/02
C3.1          Utility Plan                                                              3/01/02
C4.1          Erosion Control Plan                                                      3/01/02
C4.2          Erosion Control Detail                                                    3/01/02
C5.1          Construction Details                                                      3/01/02
C5.2          Construction Details                                                      3/01/02
C5.3          Construction Details                                                      3/01/02
C5.4          Construction Details                                                      3/01/02
C5.5          Construction Details                                                      3/01/02

ARCHITECTURAL
A1.1          Floor Plan                                                                2/25/02
A1.2          Enlarged Office Imprv.                                                    2/25/02
A2.1          Reflected Ceiling Plan                                                    2/25/02
A3.1          Partition Type Plan                                                       2/25/02
A4.1          Sections & Details                                                        2/25/02
A4.2          Sections & Details                                                        2/25/02

STRUCTURAL
S1            General Notes and Typical Details                                         2/14/02
S2            Foundation Plan                                                           2/14/02
S3            Roof Framing Plan                                                         2/14/02
S4            Panel Elevations                                                          2/14/02
S5            Panel Schedules                                                           2/14/02
S6            Foundation Sections                                                       2/14/02
S7            Roof Framing Sections                                                     2/14/02
S8            Embed Plates                                                              2/14/02

MECHANICAL/ELECTRICAL/PLUMBING
M.1           Mechanical Schedules & Specs                                              3/01/02
M.2           HVAC Plan                                                                 3/01/02
M.3           Controls                                                                  3/01/02
M.4           Plumbing Floor Plan                                                       3/01/02
M.5           Plumb. Riser & Details                                                    3/01/02
M.6           Gas Piping Floor Plan                                                     3/01/02
E.01          SYMB/SPEC/L LINE/SCHED                                                    3/01/02
E1.1          Office Improvement Plan                                                   3/01/02
E.2           Lighting Plan                                                             3/01/02
E.3           Power Plan                                                                3/01/02
E.4           Schedules                                                                 3/01/02